                                                                     EXHIBIT 1.1


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

ADCPB BALANCE
Initial ADCPB                                               85,790,915.00
Prior Month ADCPB                                           26,951,704.77
Current Month ADCPB (Before addition of New Property)       25,724,238.64
Base Principal Amount (Prior - Current)                      1,227,466.12
Add:  ADCPB of New Transferred Property                              0.00
Ending ADCPB (Current + ADCPB of New Property)              25,724,238.64

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                  22,095,530.63
     Class A Certificate Rate                                        6.85%
     One twelfth of Class A Certificate Rate                         0.57%
     Class A Certificate Interest                              126,128.65
     Prior Month Class A Overdue Interest                            0.00

     Class A Interest Due                                      126,128.65
     Class A Interest Paid                                     126,128.65

     Current Month Class A Overdue Interest                          0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                  22,095,530.63
     Class A Percentage                                             86.00%
     Base Principal Amount                                   1,227,466.12
                                                            -------------
     Class A Base Principal Distribution Amount              1,055,620.87
     Prior Month Class A Overdue Principal                           0.00
                                                            -------------
     Total A Note Principal Due                              1,055,620.87
     Additional amount due for floor payment                   190,216.12
     Additional Class A Principal Due                                0.00
                                                            -------------
     Class A Principal Paid                                  1,245,836.99

     Class A Overdue Principal                                       0.00
                                                            -------------

     Current Month Class A Principal Balance                20,849,693.64

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                 1,027,699.49
     Class B-1 Certificate Rate                                      7.63%
     One twelfth of Class B-1 Certificate Rate                       0.64%
     Class B-1 Certificate Interest                              6,534.46
     Prior Month Class B-1 Overdue Interest                          0.00

     Class B-1 Interest Due                                      6,534.46
     Class B-1 Interest Paid                                     6,534.46

     Current Month Class B-1 Overdue Interest                        0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                 1,027,699.49
     Class B-1 Percentage                                            4.00%
     Base Principal Amount                                   1,227,466.12
     Class B-1 Base Principal Distribution Amount               49,098.64
     Prior Month B-1 Overdue Principal                               0.00
     Additional amount due for floor payment                     8,847.26
                                                            -------------
     Total B-1 Note Principal Due                               57,945.90

     Class B-1 Principal Paid                                   57,945.90


     Class B-1 Overdue Principal                                     0.00

     Current Month Class B-1 Principal Balance                 969,753.59

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                 1,027,699.49
     Class B-2 Certificate Rate                                      8.17%
     One twelfth of Class B-2 Certificate Rate                       0.68%
     Class B-2 Certificate Interest                              6,996.92
     Prior Month Class B-2 Overdue Interest                          0.00

     Class B-2 Interest Due                                      6,996.92
     Class B-2 Interest Paid                                     6,996.92

     Current Month Class B-2 Overdue Interest                        0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                 1,027,699.49
     Class B-2 Percentage                                            4.00%
     Base Principal Amount                                   1,227,466.12
     Class B-2 Base Principal Distribution Amount               49,098.64
     Prior Month B-1 Overdue Principal                               0.00
     Additional amount due for floor payment                     8,847.26
                                                            -------------
     Total B-1 Note Principal Due                               57,945.90

     Class B-2 Principal Paid                                   57,945.90

     Class B-2 Overdue Principal                                     0.00

     Current Month Class B-2 Principal Balance                 969,753.59

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

Floor Test

     Initial ADCPB                                          85,790,915.00
     Floor percent                                                   3.50%
                                                            -------------
     Floor                                                   3,002,682.03

     Ending ADCPB                                           25,724,238.64

     less
     Beginning Balance - Class A         22,095,531
     Beginning Balance - Class B1         1,027,699
     Beginning Balance - Class B2         1,027,699
                                         ----------
                                         24,150,930
     less
     Current Month Payment - Class A      1,055,621
     Current Month Payment - Class B1        49,099
     Current Month Payment - Class B2        49,099
                                         ----------
                                          1,153,818         22,997,111.46

     Excess of ending ADCPB over Note balance after
     initial payments                                        2,727,127.19

     Excess (deficit) of excess balance over floor            (275,554.84)
     Cash available after payment of regular payments          207,910.64
                                                            -------------
     Additional payment to certificate holders                 207,910.64


Adjusted Floor Test
     Ending ADCPB                                           25,724,238.64

     less
     Beginning Balance - Class A         22,095,531
     Beginning Balance - Class B1         1,027,699
     Beginning Balance - Class B2         1,027,699
                                         ----------
                                         24,150,930
     less
     Current Month Payment - Class A      1,245,837
     Current Month Payment - Class B1        57,946
     Current Month Payment - Class B2        57,946
                                         ----------
                                          1,361,729         22,789,200.82

     Excess of ending ADCPB over Note balance after
     initial payments                                        2,935,037.83
     Excess (deficit) of excess balance over floor             (67,644.20)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

SERVICING FEE SCHEDULE

     Prior Month ADCPB                                            26,951,705
     Servicer Fee Rate                                                0.5000%
     One-twelfth                                                      0.0417%
     Servicer Fee                                                  11,229.88

     Prior Servicer Fee Arrearage                                       0.00
     Servicer Fee Due                                              11,229.88

     Servicer Fee Paid                                             11,229.88

     Current Servicing Fee Arrearage                                    0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                            26,951,705
     Back-Up Servicer Fee Rate                                        0.0130%
     One-twelfth                                                      0.0011%
     Back-up Servicer Fee                                             291.98

     Prior Back-Up Servicer Fee Arrearage                               0.00
     Total Back-Up Servicer Fee Due                                   291.98

     Back-Up Servicer Fee Paid                                        291.98

     Current Back-Up Servicing Fee Arrearage                            0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                      291.67
     Trustee Fee Rate                                                 0.0100%

     Prior Trustee Fee Arrearage                                        0.00
     Total Trustee Fee Due                                            291.67

     Trustee Fee Paid                                                 291.67

     Current Trustee Fee Arrearage                                      0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal
       Balance                                                 22,095,530.63
     Monthly Premium Rate                                             0.0208%
     Prior Premium Arrearage                                            0.00
     Premium Amount Due                                             4,603.00

     Premium Amount Paid                                            4,603.00

     Current Premium Arrearage                                          0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

                                                                       No

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                   ------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                   ------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                   ------------

       (b) Delinquency Trigger Event                                   No
                                                                   ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                         Gross
                                Gross                      Gross                       Charge-Off
                               Defaults     Recoveries   Charge-Offs       ADCPB         Ratio
                               --------     ----------   -----------     ----------    ----------
           2 months prior        55,653         25,189        30,464     28,558,434          1.28%
           1 month prior         42,009         11,712        30,296     27,004,936          1.35%
           Current               32,398         20,440        11,957     25,819,379          0.56%


           3 Month Gross Charge-Off Ratio                                                    1.06%
           Maximum Allowed                                                                   2.50%


30+ DELINQUENCIES

                                                                  Monthly
                           Delinquencies        ADCPB          Delinquencies
                           -------------     ----------        -------------
           2 months prior      1,171,626     28,558,434                 4.10%
           1 month prior       1,075,862     27,004,936                 3.98%
           Current month       1,055,045     25,819,379                 4.09%

                           Delinquency Ratio:                           4.06%
                           Maximum Delinquency Ratio:                   6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

ISSUER RESTRICTING EVENT CALCULATIONS


       (a) Gross Defaults (>=180)                                      No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                   ------------


GROSS DEFAULTS (>=180)

                           Monthly Gross                     Monthly
                              Defaults         ADCPB      Gross Defaults
                           -------------     ----------   --------------
           Current month               0     25,819,379           0.0000%
           1 month prior               0     27,004,936           0.0000%
           2 months prior              0     28,558,434           0.0000%
                           -------------     ----------   --------------
           Sum/Average                 0     27,127,583           0.0000%
                                                                       4
                                                          --------------
           Gross Defaults                                           0.00%

                 i A       Subordinated Percentage                 15.18%
                ii B       WAL of Remaining Leases                  1.71
                           Two                                         2
                           Ratio (i/ii)/2                           4.45%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                 Monthly
                            Delinquencies        ADCPB        Delinquencies
                            -------------      ----------     -------------
           2 months prior         197,211      28,558,434              0.69%
           1 month prior           61,708      27,004,936              0.23%
           Current month          140,106      25,819,379              0.54%


                            Issuer Delinquency Trigger Ratio:          0.49%
                            Maximum Ratio Allowed:                     2.50%


EARLY AMORTIZATION EVENT

       (1) Is Subordination Level < 14%                    No
                                                      -------------

       (2) Has a Gross Charge-Off Event Occurred?          No
                                                      -------------

       (3) Has a Delinquency Event Occurred?               No
                                                      -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999


        Aging/Delinquency Statistics

                                                                      ADCPB          Total
        Current                                                         24,764,334      95.91%
        31-60 Days Past Due                                                478,290       1.85%
        61-90 Days Past Due                                                436,649       1.69%
        91+ Days Past Due                                                  140,106       0.54%
                                                                        ----------     ------

        Total                                                           25,819,379     100.00%


        Certificate Factors

        Class A Notes                                                  0.282592041
        Class B-1 Notes                                                0.282592124
        Class B-2 Notes                                                0.282592124


        Substitution Limits [Section 7]

        ADCPB as of Cut-Off Date                                     85,790,915.00
        Maximum Substitution (10% of Initial)                         8,579,091.50
        Maximum Substitution for Defaulted Contracts (5% of Initial)  4,289,545.75

        Prior month Cumulative ADCPB Substituted                      4,134,055.76
        Current month ADCPB Substituted                                         --
                                                                     -------------
        Cumulative ADCPB Substituted                                  4,134,055.76

        Prior month Cumulative ADCPB Substituted for Defaulted
          Contracts                                                   1,980,863.06
        Current month ADCPB Substituted Defaulted Contracts                     --
                                                                     -------------
        Cumulative ADCPB Substituted for Defaulted Contracts          1,980,863.06


        Portfolio Prepayment Statistics

        Prior month Cumulative ADCPB prepaid                         12,722,176.07
        Current month ADCPB prepaid                                      43,116.41
                                                                     -------------
        Cumulative ADCPB prepaid                                     12,765,292.48

        Prior month Cumulative ADCPB Defaulted                        5,678,309.16
        Current month ADCPB Defaulted                                    32,397.55
                                                                     -------------
        Cumulative ADCPB Defaulted                                    5,710,706.71

First Sierra Equipment Lease Trust 1996-1
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
Monthly Servicer Certificate
For the Collection Period Ending October 1, 1999


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                            143,156.10

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to
     Collection Account                                              (182,291.03)
     Transfer of prior period Excluded Amounts not yet
     transferred                                                      (28,563.69)
     Collections Received [5.02 (b)(d)]                             1,602,089.94
     Excluded Amounts [5.02 (d)][Definition]                         (388,629.83)
     Collections on Deposit due Collection Account [5.02 (d)]        (892,390.72)

     Ending Balance                                                   253,370.77


COLLECTION ACCOUNT
     BEGINNING BALANCE, SEPTEMBER 1, 1999                                                                  1,059,944.60

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED SEPTEMBER 1, 1999
     Add:  Servicer Advance                                                                                  425,090.72
     Add:  Payments due Collection Account from last 2 business days prior period                            191,075.60
     Add:  Add'l transfers                                                                                         0.00
     Add: Amounts to Collection Acct from Security deposit account                                                 0.00
     Less: Total distributions on  September 10, 1999                                                     (1,676,110.92)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED OCTOBER 1, 1999
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                        892,390.72
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                    0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 0.00ii)]                0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                           0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                 3,033.76
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                     0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                  0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                            0.00
     Add: Security Deposits Related to Prepayment                                                                  0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                               0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                            0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                              0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar months                              0.00

     Ending balance on September 30, 1999 and October 1, 1999                                                895,424.48

     Add: Servicer Advances to be deposited on Determination Date                                            468,924.11
     Add: Payments due Collection Acct from last 3 business days                                             153,456.76
     Add: Payments not yet transferred to the Collection Account                                                   0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                     0.00

     Adjusted Collection Account Balance                                                                   1,517,805.35

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

SECURITY DEPOSIT ACCOUNT
     Beginning  Balance                                                                          150,133.57
     Add: Balance deposited on closing date                                                            0.00
     Add: Security Deposits [6.02 b]                                                                   0.00
     Less: Amounts to Collection Account [6.02 c]                                                      0.00
     Add:  Investment Earnings                                                                       634.61
                                                                                                 ----------
     Ending balance on September 30, 1999                                                        150,768.18

     Less: Amounts to Collection Account [6.02 c]                                                      0.00

     Adjusted Security Deposit  Account Balance                                                  150,768.18


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

     Beginning Balance                                                                                              0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                   0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                  0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                  0.00
                                                                                                                    ----
     Ending balance on September 30, 1999                                                                           0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                   0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                  0.00
                                                                                                                    ----
     Adjusted New Transferred Property Funding Account Balance                                                      0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                        1,517,805.35

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                          0.00

     (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                      0.00

     (iii)       Aggregate of: [6.06 c (iii)]
                 (A)     Unreimbursed Servicer Advances from prior periods                                          0.00
                 (B)     Servicer Fee and unpaid Servicer Fee                                                  11,229.88
                 (C)     Servicing Charges inadvertently deposited in Collection Account                            0.00

     (iv)        Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                          291.98

     (v)         Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                            4,603.00

     (vi)        Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                            291.67

     (vii)       Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                     126,128.65

     (viii)      Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                  6,534.46

     (ix)        Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                    6,996.92

     (x)         Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]     1,055,620.87

     (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                0.00

     (xii)       Class B-1 Base Principal Distribution Amount and Overdue Class
                 B-1 Principal [6.06 c (xii)] 49,098.64 provided no restricting event exists

     (xiii)      Class B-2 Base Principal Distribution Amount and Overdue Class
                 B-2 Principal [6.06 c (xiii)] 49,098.64 provided no restricting event or issuer restricting event exists

     (xiv)       Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                 0.00

     (xv)        Prepayments optionally transferred to collection account and disbursed in                          0.00
                 consideration of the transfer of New Transferred Property not in excess of
                 $5,000,000 [6.06 c (xv)]

     (xvi)       To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                       0.00
                 Net of Additional Principal Distribution to Class A, B1 & B2.

                 a.      Class A Additional Principal Distribution Amount                                     190,216.12

                 b.      Class B1 Additional Principal Distribution Amount                                      8,847.26

                 c.      Class B2 Additional Principal Distribution Amount                                      8,847.26

     Reviewed By:



     -------------------------------------
     Robert J. Henchey
     President

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

ADCPB BALANCE
Initial ADCPB                                                      72,024,925.77
Prior Month ADCPB                                                  32,238,303.60
Current Month ADCPB (Before addition of New Property)              31,184,967.64
Base Principal Amount (Prior - Current)                             1,053,335.96
Add:  ADCPB of New Transferred Property                                     0.00
Ending ADCPB (Current + ADCPB of New Property)                     31,184,967.64

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                         28,354,664.45
     Class A Certificate Rate                                               6.29%
     One twelfth of Class A Certificate Rate                                0.52%
     Class A Certificate Interest                                     148,625.70
     Prior Month Class A Overdue Interest                                   0.00

     Class A Interest Due                                             148,625.70
     Class A Interest Paid                                            148,625.70

     Current Month Class A Overdue Interest                                 0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                         28,354,664.45
     Class A Percentage                                                    88.00%
     Base Principal Amount                                          1,053,335.96
                                                                   -------------
     Class A Base Principal Distribution Amount                       926,935.64
     Prior Month Class A Overdue Principal                                  0.00
                                                                   -------------
     Total A Note Principal Due                                       926,935.64
     Additional amount due for floor payment                          110,815.62
     Additional Class A Principal Due                                       0.00
                                                                   -------------
     Class A Principal Paid                                         1,037,751.26

     Class A Overdue Principal                                              0.00
                                                                   -------------
     Current Month Class A Principal Balance                       27,316,913.20

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                          966,635.98
     Class B-1 Certificate Rate                                             7.01%
     One twelfth of Class B-1 Certificate Rate                              0.58%
     Class B-1 Certificate Interest                                     5,646.77
     Prior Month Class B-1 Overdue Interest                                 0.00

     Class B-1 Interest Due                                             5,646.77
     Class B-1 Interest Paid                                            5,646.77

     Current Month Class B-1 Overdue Interest                               0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                          966,635.98
     Class B-1 Percentage                                                   3.00%
     Base Principal Amount                                          1,053,335.96
     Class B-1 Base Principal Distribution Amount                      31,600.08
     Prior Month B-1 Overdue Principal                                      0.00
     Additional amount due for floor payment                            3,777.81
     Total B-1 Note Principal Due                                      35,377.89
                                                                    ------------
     Class B-1 Principal Paid                                          35,377.89


     Class B-1 Overdue Principal                                            0.00

     Current Month Class B-1 Principal Balance                        931,258.10

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                          805,530.14
     Class B-2 Certificate Rate                                             8.22%
     One twelfth of Class B-2 Certificate Rate                              0.69%
     Class B-2 Certificate Interest                                     5,517.88
     Prior Month Class B-2 Overdue Interest                                 0.00

     Class B-2 Interest Due                                             5,517.88
     Class B-2 Interest Paid                                            5,517.88

     Current Month Class B-2 Overdue Interest                               0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                          805,530.14
     Class B-2 Percentage                                                   2.50%
     Base Principal Amount                                          1,053,335.96
     Class B-2 Base Principal Distribution Amount                      26,333.40
     Prior Month B-1 Overdue Principal                                      0.00
     Additional amount due for floor payment                            3,148.17
     Total B-2 Note Principal Due                                      29,481.57

     Class B-2 Principal Paid                                          29,481.57

     Class B-2 Overdue Principal                                            0.00

     Current Month Class B-2 Principal Balance                        776,048.57

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

FLOOR TEST

     Initial ADCPB                                                 72,024,925.77
     Floor percent                                                          3.00%
     Floor                                                          2,160,747.77

     Ending ADCPB                                                  31,184,967.64

     less
     Beginning Balance - Class A                28,354,664
     Beginning Balance - Class B1                  966,636
     Beginning Balance - Class B2                  805,530
                                                ----------
                                                30,126,831
     less
     Current Month Payment - Class A               926,936
     Current Month Payment - Class B1               31,600
     Current Month Payment - Class B2               26,333
                                                ----------
                                                   984,869         29,141,961.46

     Excess of ending ADCPB over Note balance after initial
      payments                                                      2,043,006.18

     Excess (deficit) of excess balance over floor                   (117,741.59)
     Cash available after payment of regular payments                 165,748.62
                                                                   -------------
     Additional payment to certificate holders                        117,741.59


ADJUSTED FLOOR TEST
     Ending ADCPB                                                  31,184,967.64

     less
     Beginning Balance - Class A                28,354,664
     Beginning Balance - Class B1                  966,636
     Beginning Balance - Class B2                  805,530
                                                ----------
                                                30,126,831
     less
     Current Month Payment - Class A             1,037,751
     Current Month Payment - Class B1               35,378
     Current Month Payment - Class B2               29,482
                                                 1,102,611         29,024,219.87

     Excess of ending ADCPB over Note balance after initial
      payments                                                      2,160,747.77

     Excess (deficit) of excess balance over floor                          0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999


SERVICING FEE SCHEDULE

     Prior Month ADCPB                          32,238,304
     Servicer Fee Rate                              0.5000%
     One-twelfth                                    0.0417%
     Servicer Fee                                13,432.63

     Prior Servicer Fee Arrearage                     0.00
     Servicer Fee Due                            13,432.63

     Servicer Fee Paid                           13,432.63

     Current Servicing Fee Arrearage                  0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                          32,238,304
     Back-Up Servicer Fee Rate                      0.0200%
     One-twelfth                                    0.0017%
     Back-up Servicer Fee                           537.31

     Prior Back-Up Servicer Fee Arrearage             0.00
     Total Back-Up Servicer Fee Due                 537.31

     Back-Up Servicer Fee Paid                      537.31

     Current Back-Up Servicing Fee Arrearage          0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                    291.67
     Trustee Fee Rate                               0.0100%

     Prior Trustee Fee Arrearage                      0.00
     Total Trustee Fee Due                          291.67

     Trustee Fee Paid                               291.67

     Current Trustee Fee Arrearage                    0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance   28,354,664.45
     Monthly Premium Rate                           0.0200%
     Prior Premium Arrearage                          0.00
     Premium Amount Due                           5,671.00

     Premium Amount Paid                          5,671.00

     Current Premium Arrearage                        0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

RESTRICTING EVENT CALCULATIONS

       (a) Event of Servicer Termination (Yes/No)                       No
                                                                   ------------

       (b) Certificate Insurer makes an Insured Payment                 No
                                                                   ------------

       (a) Gross Charge-Off Event (Yes/No)                              No
                                                                   ------------

       (b) Delinquency Trigger Event                                    No
                                                                   ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                               Gross                        Gross                     Monthly
                              Defaults      Recoveries   Charge-Offs     ADCPB      Charge-Offs
                              --------      ----------   -----------   ----------   -----------
           2 months prior       50,356          75,048       (24,691)  33,496,706        (0.88)%
           1 month prior         8,325          34,749       (26,424)  32,298,675        (0.98)%
           Current              97,804          67,688        30,116   31,291,659         1.15%


           3 Month Gross Charge-Off Ratio                                                (0.24)%
           Maximum Allowed                                                                2.50%

30+ DELINQUENCIES

                                                                  Monthly
                                 Delinquencies      ADCPB       Delinquencies
                                 -------------    ----------    -------------
           2 months prior            1,489,060    33,496,706             4.45%
           1 month prior             1,663,430    32,298,675             5.15%
           Current month             1,571,286    31,291,659             5.02%

                           Delinquency Ratio:                            4.87%
                           Maximum Delinquency Ratio:                    7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                       No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                             No
                                                                   ------------

GROSS DEFAULTS (>=180)

                                                              Monthly
                           Gross Defaults       ADCPB      Gross Defaults
                           --------------    ----------    --------------
           Current                      0    31,291,659            0.0000%
           1 month prior                0    32,298,675            0.0000%
           2 months prior               0    33,496,706            0.0000%
           Sum/Average                  0    32,362,347            0.0000%
                                                                        4
           Gross Defaults                                            0.00%

                 i A       Subordinated Percentage                   9.42%
                ii B       WAL of Remaining Leases                   2.08
                           Two                                       2.00
                           Ratio (i/ii)/2                            2.27%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                              Monthly
                           Delinquencies       ADCPB       Delinquencies
                           -------------     ----------    -------------
           2 months prior        315,216     33,496,706             0.94%
           1 month prior         150,452     32,298,675             0.47%
           Current month         303,697     31,291,659             0.97%


                           Issuer Delinquency Trigger Ratio:        0.79%
                           Maximum Ratio Allowed:                   2.50%

EARLY AMORTIZATION EVENT

       (1) Is Subordinate Interest less than 8.86% of ADCPB?         No
                                                                -------------

       (2) Has a Gross Charge-Off Event Occurred?                    No
                                                                -------------

       (3) Has a Delinquency Event Occurred?                         No
                                                                -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

Aging/Delinquency Statistics

                                                                    ADCPB                    Total
Current                                                                  29,720,373               94.98%
31-60 Days Past Due                                                         990,133                3.16%
61-90 Days Past Due                                                         277,457                0.89%
91+ Days Past Due                                                           303,697                0.97%
                                                                      -------------           ---------
Total                                                                    31,291,659              100.00%


Certificate Factors

Class A Notes                                                           0.430991833
Class B-1 Notes                                                         0.430991751
Class B-2 Notes                                                         0.430991799


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                              72,024,925.77
Maximum Substitution (10% of Initial)                                  7,202,492.58
Maximum Substitution for Defaulted Contracts (5% of Initial)           3,601,246.29

Prior month Cumulative ADCPB Substituted                               3,234,855.86
Current month ADCPB Substituted                                                  --
                                                                      -------------
Cumulative ADCPB Substituted                                           3,234,855.86

Prior month Cumulative ADCPB Substituted for Defaulted Contracts       1,320,928.59
Current month ADCPB Substituted Defaulted Contracts                              --
                                                                      -------------
Cumulative ADCPB Substituted for Defaulted Contracts                   1,320,928.59


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                  10,146,678.99
Current month ADCPB prepaid                                              160,680.82
                                                                      -------------
Cumulative ADCPB prepaid                                              10,307,359.81

Prior month Cumulative ADCPB Defaulted                                 3,768,567.22
Current month ADCPB Defaulted                                             97,803.51
                                                                      -------------
Cumulative ADCPB Defaulted                                                3,866,370

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                 131,819.13

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account          (204,164.65)
     Transfer of prior period Excluded Amounts not yet transferred                         (43,472.86)
     Collections Received [5.02 (b)(d)]                                                  1,255,954.64
     Excluded Amounts [5.02 (d)][Definition]                                              (420,727.61)
     Collections on Deposit due Collection Account [5.02 (d)]                             (608,759.02)

     Ending Balance                                                                                          110,649.63


COLLECTION ACCOUNT
     BEGINNING BALANCE, SEPTEMBER 1, 1999                                                                    738,065.97

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED SEPTEMBER 1, 1999
     Add:  Servicer Advance                                                                                  436,399.52
     Add:  Payments due Collection Account from last 2 business days prior period                            204,164.65
     Add:  Add'l transfers                                                                                         0.00
     Add: Amounts to Collection Acct from Security deposit account                                                 0.00
     Less: Total distributions on  September 10, 1999                                                     (1,378,630.14)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED OCTOBER 1, 1999
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                        608,759.02
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                    0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                           0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                 2,170.02
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                     0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                  0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                            0.00
     Add: Security Deposits Related to Prepayment                                                                  0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                               0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                            0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                              0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo                                  0.00

     Ending balance on September 30, 1999 and October 1, 1999                                                610,929.04

     Add: Servicer Advances to be deposited on Determination Date                                            510,390.84
     Add: Payments due Collection Acct from last 3 business days                                             209,020.82
     Add: Payments not yet transferred to the Collection Account                                                   0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                     0.00

     Adjusted Collection Account Balance                                                                   1,330,340.70

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                                0.00
     Add: Balance deposited on closing date                                                            0.00
     Add: Security Deposits [6.02 b]                                                                   0.00
     Less: Amounts to Collection Account [6.02 c]                                                      0.00
     Add:  Investment Earnings                                                                         0.00
                                                                                                       ----

     Ending balance on September 30, 1999                                                              0.00

     Less: Amounts to Collection Account [6.02 c]                                                      0.00

     Adjusted Security Deposit  Account Balance                                                        0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                               0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                    0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                   0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                   0.00
                                                                                                                     ----

     Ending balance on September 30, 1999                                                                            0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                    0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                   0.00
                                                                                                                     ----

     Adjusted New Transferred Property Funding Account Balance                                                       0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING OCTOBER 1, 1999

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                             1,330,340.70


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                               0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                           0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)     Unreimbursed Servicer Advances from prior periods                                               0.00
             (B)     Servicer Fee and unpaid Servicer Fee                                                       13,432.63
             (C)     Servicing Charges inadvertently deposited in Collection Account                                 0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                               537.31

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                 5,671.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                 291.67

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                          148,625.70

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                       5,646.77

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                         5,517.88

     (x)     Class A Base Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]             926,935.64

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                     0.00

     (xii)   Class B-1 Base Principal Distribution Amount and Overdue Class B-1                                 31,600.08
             Principal [6.06 c (xii)] provided no restricting event
             exists

     (xiii)  Class B-2 Base Principal Distribution Amount and Overdue Class B-2                                 26,333.40
             Principal [6.06 c (xiii)] provided no restricting event
             or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                      0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                               0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                       48,007.03
             Net of Additional Principal Distribution to Class A, B1 & B2.

             a.      Class A Additional Principal Distribution Amount                                          110,815.62

             b.      Class B1 Additional Principal Distribution Amount                                           3,777.81

             c.      Class B2 Additional Principal Distribution Amount                                           3,148.17

     Reviewed By:



     ------------------------------------------------------------
     ROBERT J. HENCHEY
     PRESIDENT